UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

ENDEV HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52961	20-3356659

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36 Lombard Street, Suite 700, Toronto, Ontario, Canada, M5C 2X3
(Address of Principal Executive Offices)

(416) 941-9069
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01           REGULATION FD DISCLOSURE

On April 15, 2013, EnDev Holdings Inc. (the “Company”) issued a press release announcing that Paul Amsellem has joined the Company as Managing Director – Europe, with a number of broad mandates to assist in the new positioning of the Company in the digital and mobile media sectors. Among other things, Mr. Amsellem will spearhead European acquisitions and integration, and will collaborate with management in setting and executing on the overall strategy for the Company.

A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit No.	Document Description

99.1	Press Release issued April 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEV HOLDINGS INC.

April 15, 2013

_/s/Martin Doane_________
Martin Doane
President and Chief Executive Officer